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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 5, 2005
                Date of Report (Date of earliest event reported)


Commission File     Exact Name of Registrant as Specified in Its Charter; State     IRS Employer
Number              of Incorporation; Address of Principal Executive Offices;       Identification Number
                    and Telephone Number
-----------------   -----------------------------------------------------------     ----------------------
                    Public Service Enterprise Group Incorporated                    22-2625848
001-09120           (a New Jersey Corporation)
                    80 Park Plaza
                    P.O. Box 1171
                    Newark, New Jersey 07101-1171
                    (973) 430-7000

001-00973           Public Service Electric and Gas Company                         22-1212800
                    (a New Jersey Corporation)
                    80 Park Plaza
                    P.O. Box 570
                    Newark, New Jersey 07101-0570
                    (973) 430-7000

                    PSEG Power LLC                                                  22-3663480
000-49614           (a Delaware Limited Liability Company)
                    80 Park Plaza-T25
                    Newark, New Jersey 07102-4194
                    (973) 430-7000

000-32503           PSEG Energy Holdings LLC                                        42-1544079
                    (a New Jersey Limited Liability Company)
                    80 Park Plaza-T20
                    Newark, New Jersey 07102-4194
                    (973) 456-3581


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Section 8 - Other Events.
Item 8.01.  Other Events.


As previously announced, on December 20, 2004, Exelon Corporation ("Exelon") and Public Service Enterprise Group Incorporated ("PSEG") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which PSEG will merge with and into Exelon with Exelon continuing as the surviving corporation (the "Merger"). Completion of the Merger is subject to a number of conditions, including the approval of shareholders and a number of governmental authorities.

There are numerous regulatory approvals or other regulatory actions required to consummate the Merger, including those described in this Report on Form 8-K. In February 2005, Exelon and PSEG filed applications with the Federal Energy Regulatory Commission ("FERC"), the New Jersey Board of Public Utilities ("NJBPU") and the Pennsylvania Public Utility Commission ("PAPUC"), and filed a joint proxy statement/prospectus with the Securities and Exchange Commission ("SEC") related to proxy solicitation for shareholder approval of the Merger and the issuance of shares by Exelon. Exelon also provided notice of the proposed Merger to the Illinois Commerce Commission ("ICC"). In March, Exelon and PSEG filed applications or made filings with the Nuclear Regulatory Commission ("NRC"), the United States Department of Justice ("DOJ"), the New York Public Service Commission, the Connecticut Siting Council, the New Jersey Department of Environmental Protection ("NJDEP") and with the SEC under the Public Utility Holding Company Act ("PUHCA"). Additional applications and notices will be filed in the coming months.

On February 23, 2005, at a meeting of its Electricity Policy Committee, the ICC's General Counsel confirmed that the ICC does not have jurisdiction over the matter and thus its approval is not required for the Merger. On March 16, 2005, Exelon and PSEG obtained approval of matters relating to the Merger from the Connecticut Siting Council under Connecticut public utility law.

On March 4, 2005, Exelon and PSEG made the filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR"). On March 23, Exelon and PSEG received a letter from the Antitrust Division of the DOJ requesting additional information pertaining to the Merger. Exelon and PSEG intend to respond promptly to the request for additional information. The formal request for additional, specific information supplements information already provided in the original HSR filing. The DOJ request extends the waiting period under HSR, and the period of DOJ review of the proposed Merger, for a period of 30 days after Exelon and PSEG provide the information requested by DOJ. The extension of the HSR waiting period is not expected to impact the anticipated closing date of the Merger.

On March 30, 2005, the administrative law judge in the proceeding before the PAPUC issued a prehearing order establishing a timetable for the regulatory approval process in Pennsylvania, which provides for the administrative law judge to issue an initial decision on November 7, 2005. Thereafter, a decision of the full PAPUC can be expected in December 2005 or January 2006. The procedural schedule to be followed during the course of the administrative process before the PAPUC resulted from an agreement among Exelon, PSEG and numerous parties in the case, including the PAPUC Office of Trial Staff and the Pennsylvania Office of Consumer Advocate.

On April 5, 2005, the administrative law judge in the proceeding before the NJBPU issued a prehearing order establishing a timetable for the regulatory approval process in New Jersey. The order provides for the administrative law judge to issue an initial decision by February 26, 2006. Thereafter, pursuant to the provision of the New Jersey Administrative Procedure Act, a decision of the full NJBPU could reasonably be expected by approximately March 23, 2006. The procedural schedule resulted from an agreement among Exelon, PSEG, the NJBPU staff, and the New Jersey Ratepayer Advocate pertaining to the procedural schedule to be followed during the course of the administrative process before the NJBPU.

The procedural schedules for both the PAPUC and NJBPU proceedings include opportunities for settlement discussions among the parties during the course of the proceeding. Exelon and PSEG will endeavor to






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settle differences of opinion among the administrative litigants during the course of the proceedings if they are able to do so on satisfactory terms. Any such settlements could allow for earlier approval of the Merger.

When Exelon and PSEG announced the merger agreement on December 20, 2004, they indicated that they expected to close the transaction in 12-15 months. The companies believe that this objective is reasonably achievable assuming Exelon and PSEG are able to reach settlements with interested parties that are approved by the PAPUC and NJBPU. If settlements are not reached, the companies expect that, assuming all other conditions to completion of the Merger are satisfied, the closing of the Merger will occur early in the second quarter of 2006.

The filings with the NRC, NJDEP and SEC under PUHCA remain pending and currently are not expected to impact the anticipated closing date of the Merger. In addition, Exelon and PSEG currently expect that the FERC schedule will not impact the anticipated timing of closing of the Merger. However, the NJBPU has intervened and requested that FERC hold a hearing on the application relating to the Merger. If FERC were to hold hearings with respect to the Merger the approval process would extend the anticipated closing into mid-2006 or perhaps later.

Although Exelon and PSEG believe that the expectations as to timing for the closing of the Merger described above are reasonable, no assurances can be given as to the timing of the receipt of any required regulatory approvals or that all required approvals will be received.

                                    * * * * *

This Current Report on Form 8-K is being filed separately by PSEG, Public Service Electric and Gas Company ("PSE&G"), PSEG Power LLC ("Power"), PSEG Energy Holdings LLC ("Holdings", and together with PSEG, PSE&G and Power, collectively, the "PSEG Registrants"). Information contained herein relating to any individual PSEG Registrant has been filed by such registrant on its own behalf. No individual PSEG Registrant makes any representation as to information relating to any other PSEG Registrant.

Except for the historical information contained herein, certain of the matters discussed in this Filing constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding actual or anticipated benefits of the proposed merger, integration plans, and expected synergies, anticipated future financial and operating performance and results, including, without limitation, estimates for growth. These statements are based on the current expectations of management of PSEG, PSE&G, Power and Holdings, respectively, and the current expectations of management of Exelon, Commonwealth Edison Company ("ComEd"), PECO Energy Company ("PECO") and Exelon Generation Company, LLC ("Exelon Generation," and together with Exelon, ComEd and PECO, collectively, the "Exelon Registrants"). There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this filing, such as, without limitation: (1) the companies may be unable to obtain shareholder approvals required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger, or required regulatory approvals may delay the merger or result in the imposition of conditions that could have a material adverse effect on the combined company or cause the companies to abandon the merger; (3) conditions to the closing of the merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Exelon or PSEG could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected;
(6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the merger may involve unexpected costs or unexpected liabilities, or the effects of purchase accounting may be different from the companies' expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the companies may experience more difficulties than expected in achieving operating improvements at jointly owned nuclear generating facilities; (11) the companies may not realize the values expected to be obtained





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for properties expected or required to be divested; (12) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (13) the companies may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. A discussion of some of these other important factors and assumptions is contained in the PSEG Registrants' and Exelon Registrants' respective filings with the SEC, including: (1) the PSEG Registrants' 2004 Annual Report on Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Overview of 2004 and Future Outlook; (2) the PSEG Registrants' 2004 Annual Report on Form 10-K -
Item 8. Financial Statements and Supplementary Data and the Notes to Consolidated Financial Statements; (3) The PSEG Registrants' 2004 Annual Report on Form 10-K Forward Looking Statements; (4) the Exelon Registrants' 2004 Annual Report on Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations - Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Exelon Generation; and
(5) the Exelon Registrants' 2004 Annual Report on Form 10-K - Item 8. Financial Statements and Supplementary Data: Exelon - Note 20, ComEd - Note 15, PECO -
Note 14 and Exelon Generating - Note 16. These risks, as well as other risks associated with the merger, are more fully discussed in the joint proxy statement/prospectus that is contained in the Registration Statement on Form S-4 that Exelon has filed with the SEC (Registration No. 333-122704) in connection with the proposed merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Filing may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Filing. None of the PSEG Registrants or Exelon Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Filing.

Additional Information

This communication is not a solicitation of a proxy from any security holder of PSEG or Exelon. Exelon has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 (Registration No. 333-122704) that contains a preliminary joint proxy statement/prospectus and other relevant documents regarding the proposed merger of Exelon and PSEG. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, PSEG and the proposed merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC's website, www.sec.gov. In addition, a copy of the definitive joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Public Service Enterprise Group Incorporated, Investor Relations, 80 Park Plaza, P.O. Box 1171, Newark, New Jersey 07101-1171, or from Exelon Corporation, Shareholder Services, 10 South Dearborn Street, P.O. Box 805398, Chicago, Illinois 60680-5398.


The respective directors and executive officers of PSEG and Exelon and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Exelon's directors and executive officers is available in the preliminary joint proxy statement/prospectus contained in the above-referenced Registration Statement on Form S-4.

OTHER INFORMATION REGARDING THE PARTICIPANTS IN THE PROXY SOLICITATION AND A DESCRIPTION OF THEIR DIRECT AND INDIRECT INTERESTS, BY SECURITY HOLDINGS OR OTHERWISE, WILL BE CONTAINED IN THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Public Service Enterprise Group Incorporated

                                  /s/ Patricia A. Rado
                                  --------------------------------------
                                  Patricia A. Rado
                                  Vice President and Controller


April 6, 2005





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Public Service Electric and Gas Company

                              /s/ Patricia A. Rado
                              ---------------------------------------
                              Patricia A. Rado
                              Vice President and Controller


April 6, 2005




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PSEG Power LLC

                                       /s/ Patricia A. Rado
                                       ---------------------------------------
                                       Patricia A. Rado
                                       Vice President and Controller



April 6, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PSEG Energy Holdings LLC

                                   /s/ Patricia A. Rado
                                   --------------------------------------
                                   Patricia A. Rado
                                   Vice President and Controller


April 6, 2005